                                                                  EXHIBIT 10.34


                               ISUZU DEALER SALES
                                      AND
                               SERVICE AGREEMENT



AGREEMENT effective the 23rd day of April, 1990.

                                 by and between

                          AMERICAN ISUZU MOTORS INC.,

          a California corporation (hereinafter called "Distributor")

                                      and

(an individual) (partnership formed in the State of Robertson Oldsmobile Cadillac Inc.  )
                                                    -------------------------------------
(corporation incorporated in the State of           Georgia                             )
                                          -----------------------------------------------
(doing business as                                  Moss Robertson Isuzu                )
                   ----------------------------------------------------------------------
whose business location is                          2355 Browns Bridge Rd.
                                                    Gainesville, GA 30501
                            ------------------------------------------------------------
(hereinafter called "Dealer").



                                    PURPOSE


The purpose of this Agreement is to set forth the basic rights, duties and procedures that apply to the relationship and business transactions between Distributor and Dealer, and to provide for the sale and servicing of Isuzu Products in a manner that will best serve the interests of Distributor, Dealer, and owners and purchasers of Isuzu Products. This Agreement sets forth the rights which Dealer will enjoy as an Authorized Isuzu Dealer; the responsibilities which Dealer assumes in consideration of these rights; and the respective rights and obligations of Distributor and Dealer to each other. The parties recognize that the success of Distributor and Dealer depends upon mutual understanding and cooperation between Distributor and Dealer and how well they each fulfill their respective responsibilities.

Distributor's basic responsibility is to promote and market Isuzu Products in the United States and to endeavor to establish a sales network of dealers that can provide effective sales and service efforts at the retail level. Dealer's basic responsibility is to actively and effectively promote the retail sale of Isuzu Products and to provide courteous and efficient service of Isuzu Products. Distributor and Dealer will endeavor to fulfill their respective responsibilities through aggressive, sound, ethical selling practices and through conscientious regard for customer service.

Distributor and Dealer shall refrain from engaging in conduct or activities which might be detrimental to or reflect adversely upon the reputation of Distributor, Manufacturer, Dealer or Isuzu Products and shall engage in no discourteous, deceptive, misleading or unethical practices or activities.

NOW THEREFORE, in consideration of the foregoing and the promises and agreements herein contained, it is hereby mutually agreed between the parties hereto as follows:


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                        SECTION 1. APPOINTMENT OF DEALER

Subject to the conditions and provisions set forth in this Agreement, Distributor hereby:

(1)  appoints Dealer as an Authorized Isuzu Dealer;

(2) grants Dealer the non-exclusive right to buy Isuzu Cars, Isuzu Trucks and Isuzu Parts and Accessories from Distribution for resale at or from Dealer's Dealership Location; and

(3) grants Dealer a non-exclusive right, subject to and in accordance with the provisions of this Agreement, to identify itself as an Isuzu Dealer and to use and to display, in the conduct of its dealership operations, the various trademarks, tradenames, service marks and other word and design marks that Distributor uses or will use in connection with the promotion or sale of or are or will be applied to Isuzu Products.

                         SECTION 2. ACCEPTANCE BY DEALER

Dealer hereby accepts said appointment and grants and acknowledges that:

(1) Except as otherwise provided by applicable laws, Distributor shall have the absolute right to appoint other persons to conduct dealership operations in connection with Isuzu Products and to contract with such persons in connection therewith;

(2) Except as expressly provided in this Agreement or with the prior written consent of Distributor (which consent shall not be unreasonably withheld), neither said appointment, said grants nor this Agreement may be transferred, assigned or sold to any third party, whether separately or in connection with any sale of the assets of or ownership interests in Dealer, by Dealer or its management or owners;

(3) No fee or other monetary consideration has been paid by Dealer to Distributor for said appointment or grants or as consideration for Distributor's entering into this Agreement and no property right or interest, direct or indirect, is sold, conveyed or transferred to Dealer by this Agreement.

                SECTION 3. ASSUMPTION OF RESPONSIBILITY BY DEALER

In consideration of said appointment and grants and subject to the conditions and provisions of this Agreement, Dealer agrees to:

(1) establish and maintain at Dealer's Dealership Location the Dealership Facilities described in this Agreement in the manner set forth in this Agreement;

(2) actively and effectively promote the sale at retail (and, if Dealer elects, the leasing and rental) of Isuzu Products at and from Dealer's Dealership Location in accordance with the provisions of this Agreement;

(3) conduct quality service for Isuzu Vehicles in accordance with the provisions of this Agreement;

(4)  perform all additional responsibilities specified in this Agreement; and

(5) secure and maintain all licenses required for the conduct of an Isuzu dealership at and from Dealer's Dealership Location and to furnish Distributor with written notice of securing such licenses. This Agreement will not be valid until and unless Dealer shall have furnished Distributor with written notice specifying the date and the identifying number, if any, of each such license secured by Dealer. Dealer shall notify Distributor immediately in writing if Dealer shall fail to secure any such license or if any such license shall expire and Dealer shall fail to obtain a renewal thereof or if any such license is suspended or revoked, specifying the effective date of any such expiration, suspension or revocation.



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




                       SECTION 4. OWNERSHIP AND MANAGEMENT

(a)  This Agreement has been entered into by Distributor in reliance upon:

     (i) Dealer's representation and agreement that the following named persons are all of the persons who have an ownership interest in Dealer:

                                                                                   Percentage Interest.

     1.   (Name)                 E. MOSS ROBERTSON, JR
          ----------------------------------------------------------------------      100        (%)
                                                                                    ----------------
          (Residence Address)    905 MEMORIAL DRIVE  GAINESVILLE, GA 30501
          ----------------------------------------------------------------------

     2.   (Name)
          ----------------------------------------------------------------------                 (%)
                                                                                    ----------------
          (Residence Address)
          ----------------------------------------------------------------------

     3.   (Name)
          ----------------------------------------------------------------------                 (%)
                                                                                    ----------------
          (Residence Address)
          ----------------------------------------------------------------------

     4.   (Name)
          ----------------------------------------------------------------------                 (%)
                                                                                    ----------------
          (Residence Address)
          ----------------------------------------------------------------------

     5.   (Name)
          ----------------------------------------------------------------------                 (%)
                                                                                    ----------------
          (Residence Address)
          ----------------------------------------------------------------------

     6.   (Name)
          ----------------------------------------------------------------------                 (%)
                                                                                    ----------------
          (Residence Address)
          ----------------------------------------------------------------------

     (ii) Dealer's representation and agreement that the following named person, and only the following named person shall be Dealer's Executive Manager and shall have full authority and responsibility for the operating management of Dealer in performance pursuant to this
          Agreement:

(Name)                      E. MOSS ROBERTSON, JR          Title    PRESIDENT
----------------------------------------------------------       --------------

(Residence Address)         905 MEMORIAL DRIVE  GAINESVILLE, GA 30501
--------------------------------------------------------------------------------

(b) This Agreement has been entered into by Distributor in reliance upon, and in consideration of, the personal qualifications and representations with respect thereto of the above-named persons. In view of the personal nature of this Agreement and its objectives and purposes, this Agreement and the rights and privileges conferred on Dealer hereunder are not assignable, transferable or saleable by Dealer. Dealer agrees that any change in the ownership or operating management of Dealer specified herein requires the prior written consent of Distributor. Dealer shall give Distributor prior notice of any proposed change in said ownership or management and immediate notice of the death or incapacity of any Owner or Executive Manager. No such change, and no assignment of this Agreement or of any right or interest herein, shall be effective against Distributor unless and until embodied in an appropriate amendment to or assignment of this Agreement, as the case may be, duly executed and delivered by Distributor and by Dealer. Distributor shall not unreasonably withhold its consent to any such change.

                              SECTION 5. PROVISIONS

The "ISUZU DEALER SALES AND SERVICE AGREEMENT ADDITIONAL PROVISIONS" bearing
form No.     , are hereby incorporated herein and made a part of this Agreement with the same force and effect as if set forth at length herein and the term "this Agreement" as used herein, includes said "ISUZU DEALER SALES AND SERVICE AGREEMENT ADDITIONAL PROVISIONS". Dealer agrees to be bound by and comply with the provisions of the Service Policies and Procedures Manual, the Parts Policies and Procedures Manual and all other manuals heretofore or hereafter issued by Distributor to Dealer and all amendments, revisions and supplements thereto, and all bulletins and instructions heretofore or hereafter issued by Distributor to Dealer.

                           SECTION 6. ENTIRE AGREEMENT

Unless expressly referred to and incorporated herein, this Agreement cancels, supersedes and annuls all prior agreements, contracts and understandings between Distributor and Dealer, and there are no representations, promises, agreements or understandings except as described herein, all negotiations, representations and understandings being merged herein.

               SECTION 7. WAIVER OR MODIFICATION OF THIS AGREEMENT

(a) The failure of either party at any time to require performance by the other party of any provisions hereof shall in no way affect the full right to require such performance at any time thereafter. Nor shall the waiver by either party of a breach of any provision hereof constitute a waiver of any succeeding breach of the same or any other such provisions nor constitute a waiver of the provision itself.

(b) No waiver, modification or change of any of the terms of this Agreement or change or erasure of any printed part of this Agreement or addition to it (except filling of blank spaces and lines) will be valid or binding on Distributor unless approved in writing by the President or the Senior Vice President and General Manager of Distributor.

                                 SECTION 8. TERM

This Agreement shall have a term commencing an the effective date hereof and shall continue in effect until terminated in accordance with the provisions of this Agreement.

                            SECTION 9. APPLICABLE LAW

This Agreement shall be deemed to have been made in and shall be governed by and construed in accordance with the laws of the State of California; provided, however:

(a) Unless Dealer's Dealership Location is situated in California, Dealer shall have none of the rights or duties provided for in the California Statutes regulating the relationship between motor vehicle manufacturers, distributors and dealers, but shall have the rights and duties provided in the like laws, if any, of the state in which Dealer's Dealership Location is situated; and

(b) If performance by either Distributor or Dealer of any provision of this Agreement contravenes a law of any state or jurisdiction where such performance is to take place, the performance of such provision shall be in accordance with the requirements of such law to the extent, and only to the extent, that such performance contravenes such law and only to the extent and while such law is deemed or held to be valid and applicable to such performance.


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


                       SECTION 10. EXECUTION OF AGREEMENT

This Agreement, and any addendum or amendment, or notice with respect thereto, shall be valid and binding an Distributor only when it bears the signature of either the President or the Senior Vice President and General Manager of Distributor. This Agreement shall bind Dealer only when signed by a duly authorized officer of Dealer if a corporation; by one or more of the general partners of Dealer it a partnership; or by Dealer if an individual.

IN WITNESS WHEREOF, the parties have executed this Agreement in triplicate as of the day and year first above written at Whittier, California.

DEALER   Robertson Oldsmobile Cadillac        DISTRIBUTOR
         DBA Moss Robertson Isuzu
                                              AMERICAN ISUZU MOTORS INC.
--------------------------------------


By /s/ C. MOSS ROBERTSON JR.                  By /s/ J.E. PULLY
  ------------------------------------          --------------------------------
  Title   President                             Title   Sr. Vice President and
       -------------------------------                 -------------------------
                                                        General Manager


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